Exhibit 99.1 On a Journey to Erase Cancer Erasca Corporate Presentation December 2022

Disclaimer: Forward Looking Statements & Market Data We caution you that this presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the anticipated naporafenib licensing transaction and when and whether such transaction will close, our future results of operations and financial position, business strategy, research and development plans, the anticipated timing, costs, design and conduct of our ongoing and planned preclinical studies and clinical trials for our product candidates, the potential benefits from our current or future arrangements with third parties, including without limitation the anticipated naporafenib license agreement, the timing and likelihood of success of our plans and objectives, and future results of anticipated product development efforts, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: our approach to the discovery and development of product candidates based on our singular focus on shutting down the RAS/MAPK pathway, a novel and unproven approach; we are early in our development efforts and have only three product candidates in early clinical development and all of our other development efforts are in the preclinical or development stage; the retrospective analysis of pooled clinical data for ERAS-007 and ERAS-601 covers multiple clinical trials with different designs, inclusion criteria, and dosing regimens, which cannot be directly compared, and therefore may not be a reliable indicator of efficacy and safety data; interim results of clinical trials are not necessarily indicative of final results and one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data and more patient data become available; potential delays in the commencement, enrollment, and completion of clinical trials and preclinical studies; our dependence on third parties in connection with manufacturing, research, and preclinical and clinical testing; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval, and/or commercialization, or may result in recalls or product liability claims; unfavorable results from preclinical studies or clinical trials; results from preclinical studies or early clinical trials not necessarily being predictive of future results; the inability to realize any benefits from our current licenses and acquisitions and any future licenses, acquisitions, or collaborations, and our ability to fulfill our obligations under such arrangements; regulatory developments in the United States and foreign countries; our ability to obtain and maintain intellectual property protection for our product candidates; our ability to fund our operating plans with our current cash, cash equivalents, and investments; our ability to maintain undisrupted business operations due to the COVID- 19 pandemic, including delaying or disrupting our clinical trials, manufacturing, and supply chain; unstable market and economic conditions having serious adverse consequences on our business, financial condition and stock price; and other risks described in our prior filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2021, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. 2

Erasca is accelerating its leadership in the RAS/MAPK pathway through in-licensing of exclusive worldwide rights to naporafenib[1] (LXH254; pan-RAFi)

Bolsters pipeline with late-stage asset	• **Naporafenib is a Phase 2, pivotal-ready pan-RAF inhibitor with a potential first-in-class and best-in-class profile in NRASm melanoma & other RAS/MAPK-driven tumors** • **500+ patients treated** with naporafenib **establishing safety, tolerability and preliminary POC** in both monotherapy and combinations
Expands addressable patients	• Broad development strategy for naporafenib could **address up to ~3.5m patients WW**, significantly **expanding Erasca's total addressable patient population** • Opportunities for **multiple combination approaches (esp. with MEKi or ERKi)** in many tumor types and **populations with poor prognosis and high unmet medical need (e.g., NRASm melanoma)**
Complements Erasca's portfolio	• Naporafenib targets **BRAF and CRAF node critical to driving downstream RAS/MAPK pathway signaling** in a broad range of RAS mutant cancers • Synergistic with Erasca's **industry leading portfolio shutting down every node of the RAS/MAPK pathway**
Accelerates path to market	• Erasca's **planned SEACRAFT trials** are enabled by naporafenib's broad development opportunities **in combination with other targeted therapies** • Prioritizing rapid development for naporafenib + trametinib in RAS Q61X tissue agnostic tumors (Phase 2 **SEACRAFT-1**) and NRASm melanoma (Phase 3 **SEACRAFT-2**) • **Commercial process and formulation** have been developed and successfully manufactured at scale

[1]For commercial and portfolio prioritization reasons, Novartis is out-licensing this program and ran a competitive process with multiple bidders for a worldwide license

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Pro forma with naporafenib

Our name is our mission: to erase cancer

Vision to one day erase cancer[1] in at least 100,000 patients annually as a leading global oncology company

ERASCA

Experienced leadership team and SAB with track record of serial successes

- Founded by Jonathan Lim, MD & Kevan Shokat, PhD around disruptive idea to target RAS
- World class scientific advisory board of leading pioneers in RAS/MAPK pathway
- Team with deep experience in efficient planning and execution of global clinical trials

Industry leading portfolio focused on shutting down the RAS/MAPK pathway

- **Naporafenib pan-RAFi** with first-in-class potential for NRASm & other MAPK tumors
- **ERAS-007 ERKi & ERAS-601 SHP2i** with best-in-class potential for MAPK tumors
- **ERAS-3490, CNS-penetrant KRAS G12Ci** with best-in-class potential in NSCLC
- **ERAS-801, CNS-penetrant EGFRi** with first-in-class potential for EGFR-driven rGBM

Strong financial position with high quality investor base and industry visibility

- **~$365M in cash, cash equivalents, and short-term marketable securities[2]**
- One of **Fierce Biotech's 2021 "Fierce 15"** most promising biotechnology companies

CNS = central nervous system
[1] Number of patients alive and free of cancer or free from cancer progression 2-yrs after starting an Erasca regimen, as measured by disease-free survival (adjuvant setting) and progression-free survival (metastatic setting)
[2] Unaudited, as of September 30, 2022

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Relevant RASm's recut for naporafenib

~5.5m lives at stake annually worldwide with RAS/MAPK pathway alterations

Naporafenib's broad development strategy significantly expands our addressable patient populations

New cases estimated worldwide per annum (thousands; numbers may not add up due to rounding)

Alterations	GBM	HNSCC	NSCLC	CRC	Melanoma	PDAC	Other solid tumors	AML	US	EU	ROW	Global
EGFR*/FLT3	125	513	184	338	-	-	-	61	82	222	917	1,220
NF1	25	58	98	34	33	1.9	434	3.2	75	159	453	687
KRAS G12C	-	2.8	240	57	-	5.1	45	0.1	36	82	232	350
KRAS G12D	0.2	4.7	68	238	0.5	178	201	1.3	65	171	456	692
N/H/KRAS Q61X	**0.4**	**23**	**35**	**80**	**69**	**32**	**155**	**4.1**	**51**	**106**	**242**	**399**
H/N/KRAS G13R	**-**	**9.4**	**5.9**	**5.5**	**2.1**	**-**	**14**	**0.5**	**3.6**	**8.1**	**26**	**37**
Other K/N/HRAS	0.6	31	162	452	4.4	211	331	13	112	291	800	1,203
BRAF V600E/K	2.0	1.9	23	180	93	1.4	158	0.4	63	127	271	461
BRAF Class 2	0.4	3.8	18	6.9	5.3	0.5	57	-	11	23	58	92
BRAF Class 3	0.1	0.9	12	17	2.5	-	29	0.2	6.1	15	40	61
Other BRAF	-	-	3.9	-	1.9	0.3	0.5	-	0.7	1.0	4.9	6.6
MEK	0.2	1.9	12	8.8	4.6	0.2	22	-	5.2	11	33	50
Co-occurring activating MAPK pathway alterations**	1.4	10	62	59	37	7.1	84	3.0	33	69	162	264
US	12	29	93	114	77	51	153	11	542			
EU	34	76	194	398	116	124	324	18		1,285		
Rest of World	109	555	635	964	60	264	1,053	57			3,696	
Global	155	660	923	1,476	253	438	1,530	86				5,522

Blue ocean opportunities   Red ocean opportunities

* Post-Osimertinib resistant population shown for EGFRm NSCLC except for SCLC transformation

** Co-occurring activating MAPK pathway alterations exclude EGFR overexpression

Source: SEER database (2020), ECIS database (2020), GLOBOCAN database (2020), The AACR Project GENIE Consortium version 8.1 (2020), TCGA Research Network: https://www.cancer.gov/tcga, Tyner JW et al. (2018) PMID: 30333627, Brenner CW et al (2013) PMID: 24120142, Chen J et al. (2020) PMID: 32015526, and Ostrom QT, et al. (2020) PMID: 33123732

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Erasca’s SEACRAFT trials to address naporafenib’s Blue Ocean opportunities In any nautical journey, seacraft are needed to traverse the vast blue ocean not just in their capacity as seagoing ships, but also for their important second meaning: skill in navigation. Erasca is navigating the ”blue ocean” of unmet medical needs using next generation sequencing and other techniques to identify RAS/MAPK pathway-altered tumors that can be treated with naporafenib, a potent, selective, orally bioavailable pan-RAF inhibitor, in combination with other targeted therapies. 1. SEACRAFT-1 2. SEACRAFT-2 3. SEACRAFT-3 Strategy: Signal-seeking trial designed to Strategy: Pivotal study to support global Strategy: Expand development of generate data in the near term to inform approval in the lead indication, NRASm naporafenib with other RAS/MAPK targeting development, including potential tissue melanoma agents agnostic indication Design: Expected to be a randomized phase 3 Design: Expected to be a Phase 1/2 in Design: Expected to be a single-arm phase 2 pivotal trial assessing naporafenib + trametinib patients with solid tumors driven by NF1 LOF, trial assessing naporafenib + trametinib for the for the treatment of NRASm melanoma pan-RAS G13R, KRAS G12C, and BRAF treatment of pan-RAS Q61X tissue agnostic Class 2 and 3 alterations solid tumors 6

Pro forma with naporafenib

Our singular focus is on the RAS/MAPK pathway

Naporafenib targets BRAF/CRAF node critical to driving signaling in a broad range of RASm cancers

Our Strategy

Comprehensively shut down the RAS/MAPK pathway



Other RTKs
EGFR/ FLT3
RAS-GDP
GEF
GRB2
GDP
GTP
SOS1
SHP2
GAP
NF1
RAS-GTP
Autophagy
MAPK pathway
PI3K pathway
RAF
PI3K
P
MEK
AKT
ERK
mTOR
ULK
MYC
1
2
3
Nodes targeted by Erasca

2 **Target RAS directly** with single agents and combinations with upstream, downstream, and escape route targeted therapies

1 **Target upstream and downstream RAS/MAPK nodes** with single agents and clamp oncogenic drivers (MAPKlamp) with combinations

3 **Target escape routes** enabled by other proteins or pathways to further disrupt RAS/MAPK pathway signaling

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Pro forma with naporafenib

Naporafenib complements and significantly advances Erasca's deep modality-agnostic RAS/MAPK pathway-focused pipeline

Program/ Company	Target	Modality	Indication	Discovery	IND-enabling	Phase 1	Phase 2	Phase 3	Erase Cancer Strategy	Worldwide Rights
Naporafenib	BRAF/CRAF	small molecule	Pan-RAS Q61X tissue agnostic	SEACRAFT-1 (planned)					1	ERASCA
			NRASm melanoma	SEACRAFT-2 (planned)					1	ERASCA
			NF1 LOF, pan-RAS G13R, KRAS G12C, BRAF Class 2/3 solid tumors	SEACRAFT-3 (planned)					1	ERASCA
ERAS-007**	ERK1/2	small molecule	RAS/MAPK altered tissue agnostic, NSCLC and GI Tumors	HERKULES-1 / -2 / -3					1	ERASCA
ERAS-601*	SHP2	small molecule	RAS/MAPK altered tumors	FLAGSHP-1					1	ERASCA
ERAS-801	EGFR	small molecule	EGFR altered GBM	THUNDERBBOLT-1					1	ERASCA
ERAS-3490	KRAS G12C	small molecule	KRAS G12C solid tumors	AURORAS-1					2	ERASCA
ERAS-2/3	RAS-GTP	small molecule	RASm solid tumors						2	ERASCA
ERAS-4	KRAS G12D	small molecule	KRAS G12D solid tumors						2	ERASCA
ERAS-5	ULK	small molecule	RASm solid tumors						3	ERASCA
ERAS-9	SOS1	small molecule	RAS/MAPK altered solid tumors						1	ERASCA
ERAS-10	RAS/MAPK	protein degrader	RAS/MAPK altered cancers						1 2 3	ERASCA
ERAS-11	MYC	small molecule	MYC & RAS/MAPK altered solid tumors						3	ERASCA
ERAS-12	EGFR D2/D3	large molecule	EGFR & RAS/MAPK altered solid tumors						1	ERASCA
Affini-T	KRAS G12V/D	TCR T cell therapy	KRASm solid tumors						2	affini

small molecule | protein degrader | large molecule | TCR T cell therapy | ERASCA Ventures investment

* Together, ERAS-007 and ERAS-601 comprise our first innovative MAPKlamp
* Also being evaluated in combo w/ G12Ci in KRAS G12C NSCLC and GI Tumors under Stand Up to Cancer grant

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Pro forma with naporafenib

Naporafenib is synergistic with Erasca's industry-leading pipeline shutting down every node of the RAS/MAPK pathway


ERAS-801
ERAS-12
ERAS-3490
ERAS-2/3/4
ERAS-5
ERAS-11
ERAS-10
ERAS-9
ERAS-601
naporafenib
ERAS-007
Other RTKs
EGFR/ FLT3
RAS-GDP
GEF
GRB2
GDP
GTP
P_1
GAP
NF1
SOS1
SHP2
RAS-GTP
MAPK pathway
PI3K pathway
RAF
PI3K
P
MEK
AKT
ERK
mTOR
ULK
MYC

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Pro forma with naporafenib Naporafenib milestones and clinical trial readouts complement 4 Erasca’s existing portfolio and potentially accelerate path to market Program Trial Name 2022 2023 2024 Mechanism Indication SEACRAFT-1 H2 2023 H2 2024 – H1 2025 3 Ph 2 FPD Ph 2 combo data RAS Q61 Solid Tumors Naporafenib Pan-RAF inhibitor SEACRAFT-2 H1 2024 3 Ph 3 pivotal FPD NRASm Melanoma HERKULES-1 H2 2022 H1 2023 ERAS-007 and/or 3 MAPKlamp Ph 1b FPD Ph 1b data (achieved) Advanced Solid Tumors ERAS-601 1 HERKULES-2 2023 (MAPKlamp ) Ph 1b combo data Lung Cancers ERK1/2 inhibitor and/or HERKULES-3 H1 2023 SHP2 inhibitor Ph 1b combo data GI Cancers FLAGSHP-1 H2 2022 Advanced Solid Tumors Ph 1 data (achieved) ERAS-601 SHP2 inhibitor FLAGSHP-1 H1 2023 2 Triple WT CRC Ph 1b combo data ERAS-3490 AURORAS-1 H2 2022 CNS-penetrant KRAS G12Cm NSCLC File IND KRAS G12C inhibitor ERAS-801 THUNDERBBOLT-1 H1 2022 CNS-penetrant 3 FPD (achieved) Glioblastoma Multiforme EGFR inhibitor 1 ERAS-007 (oral ERK1/2 inhibitor) and ERAS-601 (oral SHP2 inhibitor) together comprise our first innovative MAPKlamp 2 Triple wildtype CRC is KRASwt, NRASwt, and BRAFwt 3 FPD = first patient dosed 4 Guidance on milestones and clinical trial readouts for rest of pipeline to be provided in 2023 10

SAB includes world's leading experts in the RAS/MAPK pathway



Kevan Shokat, PhD

Erasca co-founder. World expert in RAS who pioneered development of approaches to inhibit KRAS G12C (RAS-GDP) and active states of RAS (RAS-GTP)

UCSF University of California San Francisco



Stephen Blacklow MD, PhD

World expert in SHP2 who helped pioneer development of the first SHP2 inhibitor with Novartis

HARVARD MEDICAL SCHOOL | Dana-Farber Cancer Institute



Ryan Corcoran, MD, PhD

World expert in ERK, having studied nearly every ERK inhibitor that has been or is being developed, as well as targeted therapies directed against KRAS, BRAF, and MEK mutations

HARVARD MEDICAL SCHOOL | Massachusetts General Hospital Cancer Center



Pablo Rodriguez-Viciana, PhD

World expert in RAS/MAPK pathway with focus on the SHOC2 phosphatase complex as a unique regulatory node required for efficient pathway activation in the context of diseases such as cancer and RASopathies

UCL Cancer Institute



Karen Cichowski, PhD

World expert in RAS/MAPK pathway signaling and identifying novel combination therapies to shut it down

HARVARD MEDICAL SCHOOL | Brigham and Women's Hospital



George Demetri, MD

World expert in targeted oncology therapies who pioneered the development of Gleevec®, which helped launched the precision oncology revolution

HARVARD MEDICAL SCHOOL | Dana-Farber Cancer Institute



Michael Varney, PhD

World expert in structure-based drug design; former head of research at Agouron and former head of Genentech's Research and Early Development (gRED)

Genentech

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Leadership team has global experience and drive to make a difference Jonathan Lim, MD Mike Varney, PhD David Chacko, MD Ebun Garner, JD Wei Lin, MD Lisa Tesvich- Chairman, CEO, Chairman of R&D, SAB Member, Chief Financial Officer General Counsel Chief Medical Officer Bonora, PhD and Co-Founder and Board Director Chief People Officer Amy Grekowicz Parker, Tim Grammer, PhD Brian Baker, CPA Les Brail, PhD Rachel Cervantes, PhD Nik Chetwyn, PhD Chandra Lovejoy, MS VP of Portfolio, Program SVP of Finance VP of Clinical VP of Business SVP of Operations MPH SVP of Regulatory Affairs & Alliance Management Development Development VP Clinical Operations Robert Shoemaker, PhD Jean-Michel Vernier, PhD Minli Xie, PhD Dawei Xuan, PhD Jing Yi, PhD Shannon Morris, MD SVP of Research VP of Chemistry VP of CMC VP of Clinical Pharmacology VP of Data Science PhD SVP of Clinical Development 12

Product Development Team leadership with deep collective experience and track record of successfully obtaining approvals

Complex / Novel CDP and Study Designs	HA Negotiations, Study Implementation, Overall Development	Global Marketing Application Content & Strategy	Commercialization, ROW Submissions, Payer Plans
✓ **Successful study designs** for Phase 2 approvals, use of novel endpoints, and companion diagnostics ✓ **Master protocol experience**: designing and implementing complex trials	✓ **Successful health authority negotiations**: US/ EU/ Japan/ China ✓ **Complex trial implementation** across multiple geographies ✓ **Successful overall development plans** to include Pediatric Strategies, Rare Diseases and Biomarkers; ✓ **Creativity and Drive:** Success in short timelines and in small companies ✓ **Regulatory Designations:** BTD, PRIME, Sakigake, Orphan, EU SME	✓ **Successful Marketing Application Development:** Strategies to support AA/CMA and Full Approval ✓ **ROW Strategy & Planning** ✓ **Successful regulatory inspections (US/EU):** establishing quality systems for rapid Phase 2 initial approvals	✓ **Successful Global Marketing Application Submissions:** US/EU/China/Japan ✓ **Life Cycle Management planning** (label expansion) ✓ **HTA/Payer Experience** to support reimbursement and price negotiation ✓ Continued **process verification and product serialization** to support global demands

*Examples from previous companies where **drive and creativity** led to efficient and novel initial global approvals*

Tumor agnostic and CDx approval	Novel indication on Ph 2 Data	Novel drug/Dx on Ph 2 Data	Early CDP/BLA on Ph 2 Data	Novel ROW Filing	Fast Filing Initiative
ROZLYTREK entrectinib 100mg | 200mg capsules	COSELA trilaciclib	ALECENSA alectinib 150mg capsules	IMFINZI durvalumab	TECENTRIQ atezolizumab	TECENTRIQ atezolizumab
Ignyta/Roche	*G1 Therapeutics*	*Roche/Genentech*	*MedImmune*	*Roche/Genentech*	*Roche/Genentech*

CDP: clinical development plan

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Key license terms for naporafenib (LXH254) pan-RAFi: Potential first-to-market molecule for melanoma, tissue agnostic, and more Expected financial terms Amount ($M unless otherwise indicated) • License scope: Exclusive license to patent Total upfront $100 rights, know-how, and regulatory – Cash $20 1 – Equity $80 documentation covering naporafenib and all backups Total development milestones – cash $0 Up to $80 • Field: All fields of use 2 Total regulatory milestones – cash nd (incl. up to $30 for 2 indication) • Territory: Worldwide Total commercial milestones – cash Up to $200 – First commercial sale – $0 • Drug supply: Novartis will transfer existing – Sales-based milestones – Up to $200 inventory of naporafenib and provide access Total deal value before royalties to trametinib Up to $300 (excluding equity) Royalties Low single digit percentage 3 Erasca and Novartis are currently negotiating the definitive agreement and are targeting deal signing and announcement during the week of December 5, 2022 1 Equity to be issued at an agreed upon price 2 Covers two indications in US, EU, and JP 3 Deal terms subject to change until the definitive agreement is executed 14

Naporafenib Overview

BRAF/CRAF is a critical node of the RAS/MAPK pathway


Other RTKs
EGFR/ FLT3
RAS-GDP
GEF
GRB2
GDP
GTP
SOS1
SHP2
P_i
GAP
NF1
RAS-GTP
Autophagy
MAPK pathway
PI3K pathway
BRAF
CRAF
P
MEK
AKT
P
ERK
mTOR
ULK
MYC

- **BRAF and CRAF drive downstream RAS/MAPK pathway signaling** in RAS mutant cancers
- **NRASm melanoma and RAS Q61X solid tumors** are exquisitely dependent on BRAF and CRAF
- RAF kinases are **activated through dimerization** with the same or other members of the RAF family
- Opportunities exist for **multiple combination approaches**, especially with inhibitors of downstream nodes, MEK and/or ERK

16

Naporafenib is a potent and selective inhibitor of BRAF and CRAF with sub-nanomolar IC50 potency and most advanced pan-RAFi in development

Biochemical activity of naporafenib against RAF kinase family

Assay	Value (nM)
Biochemical CRAF IC50 (IC_{50})	0.1
Biochemical BRAF IC50 (IC_{50})	0.2
Biochemical ARAF Inhibition (IC_{50})	6.4

Kinases inhibited >80% by naporafenib at 1 µM out of 456 kinases, per KINOMEscan (kinases are WT unless marked otherwise)

Kinase	% Inhibition at 1 µM
PDGFRB	99.9%
DDR1	99.7%
BRAF V600E	99.7%
BRAF	99.6%
CRAF	98.8%
DDR2	84.0%

Biochemical kinome profiling of LXH254 in HCT116 cell lysates



% inhibition
100
80
60
40
20
0
-20
-40
-60
-80
-100
BRAF
CRAF
ARAF
p38α
No significant change
No significant change
Kinase

Biochemical activity of naporafenib across 456 kinases (KINOMEscan)



TKL
TK
STE
CK1
OTHER
AGC
CMGC
CAMK
Percent Control
0%
0.1%
0.1-1%
1-5%
5-10%
10-35%
> 35%

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Source: Monaco K-A, Delach S, et al. LXH254, a Potent and Selective ARAF-Sparing Inhibitor of BRAF and CRAF for the Treatment of MAPK-Driven Tumors. 2021. PMID: 33355204; Ramurthy S, Taft BR, et al. Design and Discovery of N-(3-(2-(2-Hydroxyethoxy)-6-Morpholinopyridin-4-Yl)-4-Methylphenyl)-2-(trifluoromethyl)isonicotinamide, a Selective, Efficacious, and Well-Tolerated RAF Inhibitor Targeting RAS Mutant Cancers: The Path to the Clinic. 2020. PMID: 31059256

Naporafenib clinical development to date in more than 500 patients

Wealth of early phase data has established safety, tolerability and preliminary POC


Other RTKs
EGFR
RAS-GDP
GEF
GRB2
GDP
GTP
SOS1
SHP2
P
GAP
NF1
RAS-GTP
MAPK pathway
PI3K pathway
naporafenib
trametinib
rineterkib
RAF
MEK
ERK
PI3K
AKT
mTOR
ULK
P
P
P
CDK4/6
MYC
ribociclib

- **Trial LXH254X2101 (n=142)**: naporafenib FIH dose escalation study conducted in patients with RAS/MAPK-driven solid tumors
- **Trial LXH254X2102 (n=241):** dose finding study of naporafenib combinations (+rineterkib [ERKi] [n=101], trametinib [MEKi] [n=115], or ribociclib [CDK4/6i] [n=25]) in patients with NRASm melanoma, KRASm or BRAFm NSCLC
- **Trial LXH254C12201 (n=134)**: Phase 2 study of naporafenib combinations (+rineterkib [n=59], trametinib [n=53], or ribociclib [n=22]) in patients with NRASm or BRAF V600X melanoma
- **Trial ADPT01C12101 (n=7)**: platform study exploring the triplet combination of naporafenib + dabrafenib + rineterkib (n=7) in BRAF V600X CRC
- ***Total size of safety database > 500 patients (includes monotherapy and combinations)***

Source: Novartis Non-Confidential Materials

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Erasca is well positioned to advance naporafenib through a focused development plan that leverages RAS/MAPK pipeline synergies


Top Priority
Exploratory Combinations
Potential RASm Opportunities

Top priority to address unmet needs in ~395,000 patients WW

Focus on securing regulatory approval for naporafenib + trametinib in RAS Q61X tissue agnostic solid tumors (SEACRAFT-1) and/or NRASm melanoma (SEACRAFT-2) as soon as possible

Exploratory combos to address unmet needs in ~1.2m patients WW

Explore novel doublet, and possibly triplet, combination(s) in NF1 LOF, RAS G13R, KRAS G12C, and BRAF Class 2 and 3 altered solid tumors (SEACRAFT-3)

Potential RASm opportunities to address unmet needs for ~1.9m patients WW

Ungate potential opportunities in other RASm indications if well tolerated combinations are identified above and/or supported by evolving data

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~5.5m lives at stake annually worldwide with RAS/MAPK pathway alterations Prioritized development plan for naporafenib potentially addresses ~3.5m (over 63%) of these New cases estimated worldwide per annum (thousands; numbers may not add up due to rounding) Other solid Alterations GBM HNSCC NSCLC CRC Melanoma PDAC AML US EU ROW Global tumors EGFR*/FLT3 125 513 184 338 - - - 61 82 222 917 1,220 NF1 25 58 98 34 33 1.9 434 3.2 75 159 453 687 KRAS G12C - 2.8 240 57 - 5.1 45 0.1 36 82 232 350 KRAS G12D 0.2 4.7 68 238 0.5 178 201 1.3 65 171 456 692 N/H/KRAS Q61X 0.4 23 35 80 69 32 155 4.1 51 106 242 399 H/N/KRAS G13R - 9.4 5.9 5.5 2.1 - 14 0.5 3.6 8.1 26 37 Other K/N/HRAS 0.6 31 162 452 4.4 211 331 13 112 291 800 1,203 BRAF V600E/K 2.0 1.9 23 180 93 1.4 158 0.4 63 127 271 461 BRAF Class 2 0.4 3.8 18 6.9 5.3 0.5 57 - 11 23 58 92 BRAF Class 3 0.1 0.9 12 17 2.5 - 29 0.2 6.1 15 40 61 Other BRAF - - 3.9 - 1.9 0.3 0.5 - 0.7 1.0 4.9 6.6 MEK 0.2 1.9 12 8.8 4.6 0.2 22 - 5.2 11 33 50 Co-occurring activating MAPK 1.4 10 62 59 37 7.1 84 3.0 33 69 162 264 pathway alterations** US 12 29 93 114 77 51 153 11 542 Top priority addresses ~395,000 patients worldwide EU 34 76 194 398 116 124 324 18 1,285 Exploratory combos address ~1.2m patients worldwide Rest of World 109 555 635 964 60 264 1,053 57 3,696 Potential RASm opportunities address ~1.9m patients worldwide Global 155 660 923 1,476 253 438 1,530 86 5,522 Blue ocean opportunities Red ocean opportunities * Post-Osimertinib resistant population shown for EGFRm NSCLC except for SCLC transformation ** Co-occurring activating MAPK pathway alterations exclude EGFR overexpression Source: SEER database (2020), ECIS database (2020), GLOBOCAN database (2020), The AACR Project GENIE Consortium version 8.1 (2020), TCGA Research Network: https://www.cancer.gov/tcga, Tyner JW et al. (2018) PMID: 30333627, Brenner CW et al (2013) PMID: 24120142, Chen J et al. (2020) PMID: 32015526, and Ostrom QT, et al. (2020) PMID: 33123732 20

Focused development plan in Q61X tissue agnostic solid tumors (SEACRAFT-1) Focus on securing regulatory approval for naporafenib + trametinib in RAS Q61X tissue agnostic solid tumors (SEACRAFT-1) and/or NRASm melanoma (SEACRAFT-2) as soon as possible Top Priority 21

Structural and cell line screening data suggest that differences exist across different RAS mutants in vitro; e.g., Q61X mutant tumors likely to be CRAF addicted Cellular activity of naporafenib across 265 cell lines, separated by RAS mutation type 22 Source: Monaco K-A, Delach S, et al. LXH254, a Potent and Selective ARAF-Sparing Inhibitor of BRAF and CRAF for the Treatment of MAPK-Driven Tumors. 2021. PMID: 33355204

Strong activity of naporafenib + trametinib observed in NRASm melanoma in LXH254X2102 Phase 1 may also be driven by natural enrichment of Q61X mutations • Strong antitumor activity observed, with ORR = 44% • 15 out of 16 patients had confirmed codon Q61X melanoma (1 patient had no data) Source: Novartis Non-Confidential Materials 23

Strong activity of naporafenib + trametinib also observed in KRASm NSCLC (N=49) in LXH254X2102 Phase 1, showing 34x higher ORR in Q61X/G13R mutated group • ORR in mutated group is 34x more than the ORR in the non-mutated group - ORR in mutated group (n=4): 75% (95% CI: 19.4% - 99.4%) (variability is high and sample size is low in the mutated group) - ORR in non-mutated group (n=45): 2.2% (95% CI: 0.1% - 11.8%) - Confirmed/unconfirmed RECIST responses shown Source: Novartis Non-Confidential Materials 24

Naporafenib + trametinib combination has a compelling opportunity to address unmet needs in the Q61X tissue agnostic solid tumor indication • The targeted patient population has exhausted all treatment options • In these types of advanced patients without any SOC options, preventing Clinical progression is important since progression frequently leads to mortality; i.e., there Unmet Need are not any approved therapies they can receive once they progress • Strong scientific rationale for targeting RAS Q61X mutations with naporafenib; trametinib adds synergistic activity Naporafenib • Clinical POC for Q61X already achieved for melanoma and NSCLC and • Trametinib is already an established SOC component which is predicted to facilitate trametinib physician comfort with this combination SOC = standard of care 25

Focused development plan in NRASm melanoma (SEACRAFT-2) Focus on securing regulatory approval for naporafenib + trametinib in RAS Q61X tissue agnostic solid tumors (SEACRAFT-1) and/or NRASm melanoma (SEACRAFT-2) as soon as possible Top Priority 26

NRAS mutant in vivo models exhibited sensitivity to naporafenib both as a single agent and in anchored combinations NRASm model treated with NRASm melanoma PDX models treated with LXH254 single agent LXH254 anchored combinations Note: LEE011 or Rib. (ribociclib) is a CDK4/6 inhibitor; Tram (trametinib) is a MEK inhibitor; and LTT (LTT462) is an ERK inhibitor Source: Novartis Non-Confidential Materials 27

Current Standard of Care for metastatic melanoma with NRAS mutation Poor SOC in post-IO setting highlights a high unmet need indication Frontline therapy is IO mono Post-IO therapy is predominantly chemo or combo Immunotherapy Chemotherapy MEKi (not approved) Nivolumab Dacarbazine Binimetinib Pembrolizumab Temozolomide (recommended by US Nivolumab + Ipilimumab Paclitaxel NCCN but not by EU Nivolumab + Relatlimab Nab-paclitaxel guidelines) Carboplatin + paclitaxel Cisplatin + vinblastine + dacarbazine SOC * ORR DCR PFS OS Dacarbazine 7% 24% 1.5m 10.1m Binimetinib 15% 56% 2.8m 11.0m Improvement in ORR and DCR of binimetinib vs. dacarbazine translated to improvement in PFS * NEMO trial (Lancet Oncol (2017) 18: 435-445.) 28

The observed clinical activity of naporafenib + trametinib in NRASm melanoma was reproducible across Phase 1 and Phase 2 studies at two RDEs LXH254 (200 mg BID) + LXH254 (400 mg BID) + trametinib (1.0 mg QD) trametinib (0.5 mg QD) Data Study/Indication Cutoff ORR DCR DOR ORR DCR DOR Source LXH254X2102* 9 Dec 7/15 12/15 2/15 10/15 3.75 mo 3.75 mo AACR 2022 NRASm melanoma 2021 (46.7%) (80.0%) (13.3%) (66.7%) # LXH254C12201 4 July 6/24 17/24 5/17 12/17 NA NA ESMO 2022 NRASm melanoma 2022 (25%) (70.8%) (29%) (70.6%) Total of 13/39 responses Total of 7/32 responses 33.3% ORR 21.9% ORR RDE = recommended dose expansion *De Braud et al AACR 2022 # Lebbe et al ESMO 2022 29

Naporafenib + trametinib exhibited anti-tumor activity in NRASm melanoma Addition of naporafenib to MEKi improves the historical MEKi mono activity ORR 47% (21%-73%)* ORR 13% (1.7%-41%)* DCR 80% (n=15) DCR 67% (n=15) Regimen (n) Median Prior Therapy ^ ORR * DCR Napo + Trame (30 combined in both RDEs) 2 (1-7) 30% (15-49) 73% Dacarbazine (133) 1 7% (3-13) 25% Binimetinib (269) 1 15% (11-20) 58% De Braud et al AACR 2022 (Trial LXH254X2102, NCT02974725). ^ NEMO trial initially limited to 1 prior therapy later amended to allow more than 1 line. Range not available. * 95% confidence interval. ORR: objective response rate. DCR: disease control rate (ORR + stable disease). 30

Naporafenib + trametinib exhibited durable responses in NRASm melanoma Duration of Exposure • Responses observed in patients with normal or high LDH • Median DOR was 3.75 months for both doses • Median PFS was 5.03 months (95% CI: 3.42–5.62)* BID, twice daily; CR, complete response; PD, progressive disease; PR, partial response; De Braud et al AACR 2022 (Trial LXH254X2102, NCT02974725) * For both doses combined. QD, once daily; SD, stable disease; UNK, unknown. 31

Dual MAPK blockade with naporafenib regimens was effective in NRASm melanoma LXH254C12201 Ph 2 trial confirms encouraging activity of panRAFi + MEKi/ERKi combinations Best Overall Responses in NRASm Melanoma (n=70) Treatment Duration in NRASm Tumors + ERKi + MEKi + MEKi + CDK4/6i + ERKi ORR = 21% ORR = 25% ORR = 29% ORR = 7% + MEKi + MEKi + CDK4/6i Responses were ongoing in 14 patients Naporafenib combination activity in NRASm melanoma was consistent across two nodes (MEK, ERK) and two doses (200mg, 400mg) Source: Lebbe et al, ESMO 2022 32

Case Study: Partial response with naporafenib 200 mg BID + trametinib 1 mg QD in a patient with NRASm melanoma Source: Novartis Non-Confidential Materials 33

Naporafenib + trametinib has a favorable safety and manageable AE profile De Braud et al AACR 2022 34

Naporafenib demonstrates combinability with inhibitors of MAPK and other pathways No apparent drug-drug interactions noted Treatment-related AEs (in ≥5% of patients) 35 CONFIDENTIAL Source: Lebbe et al, ESMO 2022

Skin toxicities are the most common AEs in naporafenib combinations AEs are manageable and expected to improve with prophylactic skin care Treatment-related Skin AEs (in ≥5% of patients) Source: Lebbe et al, ESMO 2022 36 CONFIDENTIAL

Naporafenib + trametinib combination has a compelling opportunity to address unmet needs in NRASm melanoma • For patients with NRASm melanoma, the SOC therapies in the post-IO space are minimally active ⎼ Median PFS on chemotherapy is only 1.5 months Clinical ⎼ Median OS on chemotherapy is only 10.1 months Unmet Need • In these types of advanced patients without good SOC options, preventing progression is important since progression frequently leads to mortality; i.e., there aren’t any therapies they can receive once they progress • Higher ORR and DCR than comparators (chemo or MEKi) coupled with encouraging duration of treatment in Ph 1 and Ph 2 studies are predicted to translate into prolonged PFS and/or OS compared to SOC Naporafenib • Naporafenib + trametinib predicted to be more efficacious than MEKi monotherapy and • Trametinib is the established SOC in BRAF V600 melanoma and considered to be the best-in-class MEKi, trametinib which is predicted to facilitate adoption of naporafenib + trametinib combo in NRASm melanoma • Enthusiastic KOL support SOC = standard of care 37

Proposed pivotal & Phase 2 trial designs: *Creative CDP strategy includes high PTS randomized NRASm melanoma trial and potential for tissue agnostic indication*

<u>Preliminary</u> plan subject to global health authority feedback

Initiate single-arm and randomized trials in quick succession. NRASm melanoma is the lead indication. Tissue agnostic registration will be supported by melanoma and other solid tumor data, based on regulatory feedback.

Single-Arm Phase 2 Trial (SEACRAFT-1)

Solid Tumors
(Age 12+)
Post-available therapy
RAS Q61X
(NRAS, HRAS, KRAS)

naporafenib + trametinib

Study Endpoints
ORR, DOR

N~30 - 100

Randomized Phase 3 Trial (SEACRAFT-2)

Metastatic Melanoma
Post-IO
NRASm
(Q61X and non-Q61X)

R 1:1

- naporafenib + trametinib
- TBD (e.g., dacarbazine, physician's choice)

Study Endpoints
PFS, OS (dual primary) ORR, DOR (secondary)

N~350 - 400

* Assumptions: CoC for naporafenib monotherapy in melanoma from FIH trial. CoC in solid tumors is not needed. AA: accelerated/conditional approval. RA: regular approval.

ERASCA

38

Analysis of pts with NRASm melanoma in Ph 2 who remain on treatment show potential for napo + tram to potentially demonstrate PFS benefit in SEACRAFT-2 Duration of Exposure (months) for naporafenib 200 mg BID + trametinib 1 mg QD SD >6 PR >5 SD >5 PR <6 PR >5 PR >5 SD >4 SD >4 PR >4 SD <4 SD <4 SD <4 SD <4 PR >5 SD <4 SD <4 PD <2 PD <2 uPR <4 PD <2 Note: Patients who remain on PD <2 NE treatment shown in teal NE NE 0 2 4 6 8 9/24 patients remain on treatment as of data cutoff • 1 of these has already delayed progression by >6 months • 8 other patients have possibility of continuing on treatment for >6 months (5 are at >5 mos., 3 are at >4 mos.; 5 of them have PRs, 3 of them have SDs) and could extend PFS Source: annotated LXH254C12201 Ph 2 trial data from Lebbe et al, ESMO 2022 39

Ph 2 patients continuing on treatment on naporafenib + trametinib = potential for confirmation of Ph 1 DOR and potential PFS advantage in SEACRAFT-2



24 enrolled
Naporafenib 200mg BID + trametinib 1mg QD
15 off treatment
n=1 PR progression delayed < 6mo
n=1 uPR progression delayed < 4mo
n=6 SD progression delayed < 4mo
n=4 PD progression delayed < 2mo
n=3 NE
9 on treatment
4 SDs
n=1 progression delayed > 6mo
n=1 progression delayed > 5mo
n=2 progression delayed > 4mo
5 PRs
n=4 progression delayed > 5mo
n=1 progression delayed > 4mo
Patients with SD at, or on track, for delayed progression > 4 months could contribute to PFS benefit vs. SOC

*includes unconfirmed responses

Source: annotated LXH254C12201 Ph 2 trial data from Lebbe et al, ESMO 2022

40

Naporafenib’s addition to Erasca’s pipeline can broaden our exploration into other well-defined indications Explore novel doublet, and possibly triplet, combination(s) in NF1 LOF, RAS G13R, KRAS G12C, and BRAF Class 2 and 3 altered solid tumors (SEACRAFT-3) Exploratory Combinations • These biomarker defined tumors have shown biologically a strong addiction to the RAS/MAPK pathway and are selected as the next indications to explore. • Combinations of naporafenib with Erasca’s RAS/MAPK pathway focused pipeline may demonstrate efficacy by effecting a more complete shutdown of the pathway. 41

Pro forma with naporafenib

Our pipeline supports multiple pairwise combinations to expand the potential of naporafenib to patients with other RAS/MAPK-driven tumors and unmet clinical needs



Other RTKs
EGFR/ FLT3
RAS-GDP
ERAS-3490
GEF
GRB2
GDP
GTP
P1
GAP
SOS1
NF1
ERAS-601
SHP2
RAS-GTP
MAPK pathway
PI3K pathway
naporafenib
RAF
PI3K
P
P
trametinib
MEK
AKT
P
ERAS-007
ERK
mTOR
ULK
MYC

Potential Naporafenib combos with Erasca Pipeline

- **naporafenib + ERAS-007**
- **naporafenib + ERAS-601**
- **naporafenib + ERAS-007 + ERAS-601**
- **naporafenib + ERAS-3490**

Target Tumor Types
NF1 LOF Tissue Agnostic
RAS G13R Tissue Agnostic
KRAS G12C NSCLC
BRAF Class 2 Tissue Agnostic
BRAF Class 3 Tissue Agnostic

ERASCA

42

BRAF Class 2 and Class 3 mutations represent an unmet need Naporafenib provides us with an additional agent to target these Potential combinations within Erasca Pipeline that could target BRAF Class 2 and 3 mutations • naporafenib + ERAS-007 • naporafenib + ERAS-601 • ERAS-007 + ERAS-601 • ERAS-007 + ERAS-601 + naporafenib 43

Erasca’s pipeline can expand naporafenib into other RAS-driven tumors that lack direct targeted inhibitors • Confirmation of proof-of-concept in NRASm melanoma and RAS Q61X solid tumors, together with signals from exploration into RAS G13R, KRAS G12C, NF1 LOF, and BRAF Class 2 and 3 mutations, will help to better define the tumor types, mutations, and combinations for the potential upside opportunities such as other RASm settings. • Erasca’s deep pipeline in the RAS/MAPK pathway can maximize the central role naporafenib may play in improving the standard of care in RAS-driven tumors. Potential RASm Ungate potential opportunities in other RASm indications if well tolerated Opportunities combinations are identified above and/or supported by evolving data 44

Pro forma with naporafenib

Erasca's clinical development plan generates multiple ways to win for patients

Indication	RAS Q61X solid tumors	NRASm melanoma post-IO	RAS/MAPK altered solid tumors	EGFRm NSCLC post-osi	KRAS G12C NSCLC	BRAFm CRC EC-naïve	BRAFm CRC EC-treated	KRASm/ NRASm CRC	KRASwt/ NRASwt/ BRAFwt CRC	HPV-negative HNSCC	EGFR altered rGBM
Benchmark	SOC is largely chemo	ORR 7%, mDOR 4.1 mos.	SOC is largely chemo	ORR 29%, mDOR 4.2 mos.	ORR 36%, mDOR 10 mos.	ORR 20%, mDOR 6.1 mos.	ORR ~2%, mDOR NA	ORR ~2%, mDOR NA	ORR 20%, mDOR 5.4 mos.	ORR 13%, mDOR 5.8 mos.	ORR 26%, mDOR 4.2 mos.
Regimen tested	naporafenib + trametinib	naporafenib + trametinib	ERAS-007 + ERAS-601 (our first MAPKlamp)	ERAS-007 + osimertinib	ERAS-007 or ERAS-601 + sotorasib	ERAS-007 + encorafenib + cetuximab	ERAS-007 + encorafenib + cetuximab	ERAS-007 + palbociclib	ERAS-601 + cetuximab	ERAS-601 + cetuximab	ERAS-801 monotherapy
			ERAS-007 (alternative schedules)		ERAS-3490						
			ERAS-601 (alternative schedules)								
Erasca trial(s)	SEACRAFT-1	SEACRAFT-2	HERKULES-1	HERKULES-2 Sub-study 1	HERKULES-2 Sub-study 2	HERKULES-3 Sub-study 1	HERKULES-3 Sub-study 1	HERKULES-3 Sub-study 2	FLAGSHP-1	FLAGSHP-1	THUND-ERBBOLT-1
			FLAGSHP-1		AURORAS-1 (planned)						

100% of CRC

45

Pro forma with naporafenib Compelling investment thesis EXPERIENCED TEAM WITH TRACK RECORD OF SERIAL SUCCESSES Seasoned drug developers who have advanced multiple programs from discovery to IND to global approvals WORLD-CLASS SCIENTIFIC ADVISORY BOARD Leading pioneers in KRAS (Shokat, UCSF), SHP2 (Blacklow, HMS), ERK (Corcoran, MGH), RAS/MAPK pathway (Rodriguez-Viciana, UCL; Cichowski, HMS), precision oncology (Demetri, DFCI), and biopharma (Varney, Genentech) BROAD PORTFOLIO TO ERASE CANCER We believe we have built the deepest pipeline in the industry to comprehensively shut down RAS/MAPK pathway, with the potential to address unmet needs in over 5 million patients globally FOUR CLINICAL STAGE COMPOUNDS Differentiated profiles including naporafenib, a phase 2, pivotal-ready pan-RAF inhibitor for NRASm melanoma and Q61X tissue agnostic solid tumors MULTIPLE POTENTIAL NEAR-TERM AND LONG-TERM VALUE DRIVERS Five compounds anticipated to be in the clinic in 2023; addl. IND filings anticipated every 12-18 mos. through 2026 46

Thank You!

Naporafenib (LXH254): a Phase 2, pivotal-ready pan-RAF inhibitor with potential first-in-class and best-in-class profile in RAS/MAPK-altered tumors

Naporafenib

- Potent (sub-nanomolar IC50 against BRAF and CRAF), selective, orally bioavailable pan-RAF inhibitor
- Type 2, ATP-competitive inhibitor of RAF by maintaining the kinase in an inactive αc-in/DFG-out conformation
  - Generates minimal paradoxical activation (as observed with V600X targeting RAFi's)
  - Inhibits both monomeric (V600E) and dimerized RAF
  - Enables suppression of RAS/MAPK pathway signaling, including RAS-activated wild-type RAF and activated mutant RAF

- 500+ patients treated with naporafenib as a single agent or in combination
- Clinical POC or responses have been achieved in pan-RAS Q61X solid tumors (melanoma, NSCLC), NRASm melanoma, and KRAS G13R NSCLC
- Key toxicities are generally consistent with on-target effects observed with other RAF inhibitors (e.g., skin, GI, fatigue)

ERASCA
48

Naporafenib inhibits RAS/MAPK pathway signaling in RAS mutant cells

Cellular Assay	IC50 (nM)
pMEK (Calu-6, KRAS Q61K)	14
Cellular proliferation inhibition (Calu-6)	470



DMSO
LY3009120
Naporafenib
DMSO
LY3009120
Naporafenib
DMSO
LY3009120
Naporafenib
pMEK
MEK
pERK
ERK
BRAF
CRAF
GAPDH
HCT116
KRAS G13D
MEL-JUSO
KRAS Q61L
NRAS G13D
MIA PaCa-2
KRAS G12C

ERASCA

49

Source: Monaco K-A, Delach S, et al. LXH254, a Potent and Selective ARAF-Sparing Inhibitor of BRAF and CRAF for the Treatment of MAPK-Driven Tumors. 2021. PMID: 33355204; Ramurthy S, Taft BR, et al. Design and Discovery of N-(3-(2-(2-Hydroxyethoxy)-6-Morpholinopyridin-4-Yl)-4-Methylphenyl)-2-(trifluoromethyl)isonicotinamide, a Selective, Efficacious, and Well-Tolerated RAF Inhibitor Targeting RAS Mutant Cancers: The Path to the Clinic. 2020. PMID: 31059256

As the terminal node of the RAS/MAPK pathway, ERK is a critical target EGFR/ FLT3 Other RTKs RAS-GDP GEF GRB2 GDP GAP P GTP 1 SOS1 • ERK is less susceptible to pathway reactivation NF1 SHP2 compared to MEK RAS-GTP Autophagy MAPK PI3K • ERK is implicated in acquired resistance to pathway pathway RAFi/MEKi’s and other targeted therapies RAF PI3K P P • Opportunities exist for multiple combination MEK AKT approaches P ERK mTOR ULK ERK MYC 50

We believe ERAS-007 is the most potent ERK inhibitor in development

ERAS-007

designed to be a **potent**, selective, reversible, oral inhibitor of ERK1/2

Assay Type	Assay	ERAS-007 IC50 (nM)
Biochemical	ERK1	2
	ERK2	2
Cell-based mechanistic (HT-29)	pRSK	7

ERAS-007 exhibited **potent anti-proliferative activity** in cell lines with mutations in the RAS/MAPK pathway compared to other ERKi's



10 000
1 000
100
10
1
IC50 (nM)
HT-29
A375
Colo 205
T24
NCI-H2122
LoVo
PANC-1
HCT116
Calu-6
A549
NCI-H460
CFPAC-1
SK-MEL-2
Hep G2
A2780
LNCaP
PC-3
U-87 MG
MCF7
T-47D
BT-474
786-O
BRAF
HRAS
KRAS
NRAS
wildtype RAS and wildtype RAF
Compound
ERAS-007
Ravoxertinib
Ulixertinib

ERASCA

51

ERAS-007’s uniquely long target residence time may enable dosing flexibility In multiple assays, ERAS-007 had longer target residence time vs. other ERKi’s, which may allow for longer intervals between doses in patients -1 Compound k (s ) Residence Time (min) off -4 ERAS-007 0.30 x 10 550 -4 Ulixertinib 10.1 x 10 16 -4 Ravoxertinib 13.9 x 10 12 52

HERKULES and SU2C clinical trial series – ERAS-007 master protocols

HERKULES-1		HERKULES-2		HERKULES-3		Stand Up To Cancer	
Tissue Agnostic		Lung Cancer		GI Cancer		Lung and GI Cancer	
Regimen	Indication	Regimen	Indication	Regimen	Indication	Regimen	Indication
ERAS-007	Exploring safety & PK of various intermittent dosing schedules for combinations	ERAS-007 + osimertinib (Tagrisso®)	EGFR-mutant NSCLC	ERAS-007 + encorafenib (Braftovi®)[1,4] and cetuximab (Erbitux®)[2]	BRAF V600E-mutant CRC (EC naïve and treated)	ERAS-007 + adagrasib	KRAS G12C-mutant NSCLC and CRC
ERAS-007 + ERAS-601 (our first MAPKlamp)	RAS/MAPK-altered Solid Tumors (potential tissue agnostic)	ERAS-007 or ERAS-601 + sotorasib (Lumakras™)	KRAS G12C-mutant NSCLC	ERAS-007 + palbociclib[3] (Ibrance®)	KRAS- or NRAS-mutant CRC; KRAS-mutant PDAC		
		ERAS-007 in combination with other agents	Mutational subtypes of NSCLC	ERAS-007 in combination with other agents	Mutational subtypes of GI cancers		

Ongoing sub-study
Future sub-study

1 Sep. 2021: Announced CTCSA with Pfizer for encorafenib (Braftovi®)
2 Mar. 2022: Announced CTCSA with Lilly for cetuximab (Erbitux®)
3 Oct. 2022: Announced CTCSA with Pfizer for palbociclib (Ibrance®)
4 Nov. 2022: Announced CTCSA with Pierre Fabre for encorafenib (Braftovi®)

Note: CTCSA = clinical trial collaboration and supply agreement

53

ERAS-007 showed strong in vivo combination activity in BRAF V600E CRC TGI in RKO (BRAF V600E CRC) TGI in WiDr (BRAF V600E CRC) EC-resistant CDX Model EC-sensitive CDX Model Treatment group Treatment group ERAS-007 30 mpk BID ERAS-007 30 mpk BID 1,500 2,000 Cetux. 30 mpk Q3D Cetux. 30 mpk Q3D Encor. 90 mpk QD Encor. 90 mpk QD ERAS-007 30 mpk BID + Encor. 90 mpk QD ERAS-007 30 mpk BID + Encor. 90 mpk QD Encor. 90 mpk QD + Cetux. 30 mpk Q3D Encor. 90 mpk QD + Cetux. 30 mpk Q3D ERAS-007 30 mpk BID + Encor. 90 mpk QD + ERAS-007 30 mpk BID + Encor. 90 mpk QD + 1,500 Cetux. 30 mpk Q3D Cetux. 30 mpk Q3D 1,000 Vehicle Vehicle control 1,000 500 500 * 0 0 5 10 15 20 0 10 20 Treatment day Treatment day • ERAS-007 60 mpk QD dose showed similar activity to 30 mpk BID, either as a mono or combo Tx with encor. +/- cetux. • ERAS-007 combinations were generally well tolerated across the tested models as demonstrated by the minimal percentage body weight changes observed. *p-value < 0.01 Note: Cetux. = cetuximab; encor. = encorafenib; EC = encorafenib plus cetuximab (BEACON regimen) 54 Mean tumor volume (mm3) +/- SEM Mean tumor volume (mm3) +/- SEM

ERAS-007 + palbociclib enhanced tumor growth inhibition (TGI) in KRASm CRC and PDAC models TGI in KRAS G13D CRC CDX LoVo TGI in KRAS G12D PDAC PDX PAN026 • Combination was tolerated in mice (e.g., no dose holidays, deaths, or euthanizations) • ERAS-007 and palbociclib were dosed orally and continuously 55

ERAS-007 + ERAS-601 MAPKlamp showed consistent combination activity in BRAF class 3 and NF1 loss of function (LoF) models TGI in NF1 LoF NSCLC NCI-H1838 TGI in BRAF Class 3 NSCLC PDX LUN023 • MAPKlamp combination showed activity in both models and was tolerated in mice (e.g., no dose holidays, deaths, or euthanizations) • ERAS-007 and ERAS-601 were dosed orally and continuously 56

SHP2 is a critical "on/off switch" that activates GTP-bound KRAS signaling



Other RTKs
EGFR/ FLT3
RAS-GDP
GEF
GRB2
GDP
GTP
P
GAP
SOS1
SHP2
NF1
RAS-GTP
Autophagy
MAPK pathway
PI3K pathway
RAF
PI3K
P
P
MEK
AKT
P
ERK
mTOR
ULK
MYC

- SHP2 is a **convergent node for upstream RTK signaling**
- A SHP2i can block dephosphorylation to maintain GTP-bound KRAS in a "dark state" and thereby **reduce RAS signaling**
- SHP2 inhibition is emerging as a **backbone of combination therapy**

ERASCA

57

ERAS-601 demonstrates high potency and selectivity against SHP2 IC (nM) 50 Cell Line Cancer Type Biochemical SHP2 1 Compound ERAS-601 RMC-4550 inhibition IC50 (nM) HCC44 NSCLC 48 95 ERAS-601 4.6 MIA PaCa-2 Pancreatic 6 17 NCI-H1373 NSCLC 64 474 NCI-H1792 NSCLC 40 27 KRAS G12C NCI-H2122 NSCLC 259 1,876 ERAS-601 NCI-H358 NSCLC 12 49 demonstrated no off-target activity in 300 kinase (<30% inhibition @ 1μM) and 12 phosphatase SW1573 NSCLC 104 298 panels (IC50 >10μM) NCI-H1666 NSCLC 19 51 BRAF class III NCI-H508 CRC 95 208 NF1 LoF MeWo Melanoma 56 241 wtEGFR amplification KYSE-520 Esophageal 119 440 1 RMC-4550 is Revolution Medicine’s SHP2i tool compound and is believed to behave similarly to their clinical compound, RMC-4630 (per company disclosure); LoF = loss of function; wtEGFR = wildtype EGFR 58

ERAS-601: favorable physicochemical, ADME, and PK properties well suited for combination therapy

Assay	ERAS-601
cLogP/PSA	<1/<130
MW	<600
PBS solubility (µM)	>300
Caco2 permeability at 10 µM, Papp (AB/BA) (10^{-6}, cm/s)	2.57/27.5
Plasma protein binding, Free fraction % M/R/D/H	26/11/35/33
Stability in liver microsomes, M/R/D/H	Low Clearance
Inhibition of CYP 3A4, 2C9, 2D6, IC50 (µM)	>100
CYP3A4 TDI	No flag
hERG Q-patch IC50 (µM)	>30
GLP hERG IC50 (µM)	12

Route of Administration	PK Parameter (Unit)	ERAS-601		
		Mouse (CD-1)	Rat (SD)	Dog (Beagle)
IV	Cl (mL/min/kg)	13	9.9	9.8
PO	%F	63	48-83	75-107

Key takeaways:

- Low DDI risk and no CYP flags make ERAS-601 well suited for combination therapy
- Low in vivo Cl and high bioavailability in multiple species suggest favorable human PK profile

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ERAS-601 in FLAGSHP-1 clinical trial and HERKULES master protocol


FLAGSHP-1
Part A, B, and C
Monotherapy
Dose Escalation
QD Dose Cohorts
Completed
BID Dose Cohorts
Completed
Intermittent Dose Cohorts
Ongoing
Part D
ERAS-601 + cetuximab[1] Combination Dose Escalation
Combo Dose Cohorts
Ongoing
HERKULES-2
Sub-Study B
ERAS-601 + sotorasib combination in NSCLC
Dose Escalation Cohorts
Ongoing
Dose Expansion Cohorts
Pending
Additional sub-studies are dedicated to other indications and combinations.

[1] Jul 2022: Clinical trial collaboration and supply agreement with Lilly for cetuximab (Erbitux®) executed

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ERAS-601 + cetuximab demonstrated significantly greater tumor inhibition vs. cetuximab alone in triple wildtype CRC and HPV-negative HNSCC models TGI in Triple WT CRC PDX model CRC1021 TGI in HPV-negative HNSCC PDX HN3411 700 Vehicle 1,000 Vehicle Cetuximab 20 mg/kg BIW Cetuximab 30 mg/kg Q3D ERAS-601 10 mg/kg/dose BID ERAS-601 30 mg/kg QD 600 ERAS-601 30 mg/kg QD ERAS-601 30 mg/kg QD + Cetuximab 30 mg/kg Q3D 800 ERAS-601 10 mg/kg/dose BID + Cetuximab 20 mg/kg BIW ERAS-601 30 mg/kg QD + Cetuximab 20 mg/kg BIW 500 400 600 300 400 200 200 100 0 0 0 4 8 12 16 20 24 28 0 4 8 12 16 20 24 28 Treatment period (days) Treatment period (days) • Combination was tolerated in mice (e.g., no dose holidays, deaths, or euthanizations) • ERAS-007 and palbociclib were dosed orally and continuously 61 3 Tumor volume (mm ) Tumor volume (mm3) Mean ± SEM

SHP2 and ERK are critical nodes of the RAS/MAPK pathway

- SHP2 is a **convergent node for upstream RTK signaling**
- A SHP2i can block dephosphorylation to maintain GTP-bound KRAS in a “dark state” and thereby **reduce RAS signaling**
- SHP2 inhibition is emerging as a **backbone of combination therapy**



Other RTKs
EGFR/ FLT3
RAS-GDP
GEF
GRB2
GDP
GTP
GAP
SOS1
NF1
SHP2
RAS-GTP
Autophagy
MAPK pathway
PI3K pathway
RAF
PI3K
P
P
MEK
AKT
ERK
mTOR
ULK
MYC

- As the terminal node, ERK is **less susceptible to pathway reactivation** compared to MEK
- ERK is **implicated in acquired resistance** to RAFi/MEKi’s and other targeted therapies
- Opportunities exist for **multiple combination approaches**

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ERAS-601 and ERAS-007 target SHP2 and ERK, respectively

Potent, selective, orally bioavailable SHP2 inhibitor in clinical development in FLAGSHP-1 and HERKULES-2



ERAS-601
SHP2
Other RTKS
EGFR/ FLT3
RAS-GDP
GEF
GRB2
GDP
GTP
GAP
SOS1
NF1
RAS-GTP
Autophagy
MAPK pathway
PI3K pathway
RAF
PI3K
P
P
MEK
AKT
ERK
ERAS-007
MYC

Potent, selective, orally bioavailable ERK inhibitor in clinical development in HERKULES-1, -2, -3 and SU2C

63

Sept. 2022 R&D Day and ENA 2022 highlights

Efficacy

- **ERAS-007** and **ERAS-601** are **active drugs** – monotherapy responses
- **ERAS-007**: uPR in KRAS G12V PDAC on new BID-QW dosing
- **ERAS-601**: cPR in BRAF Class III endometrial cancer—only second company to show monotherapy response with SHP2 inhibitor
- **Validated hypotheses** for combo of upstream + downstream RAS/MAPK pathway inhibition (MAPKlamp) and combo of RAS/MAPK + cell cycle inhibition

Safety

- Both compounds appear **safe and tolerable**, with **limited overlapping tox** (diarrhea)
- Diarrhea can be managed with prophylaxis or supportive care

PK

- **ERAS-007**: data from PK modeling is nearly superimposable with observed data
- **ERAS-007**: **good exposure above IC90** for tumor cell killing and **below IC50** for normal cell recovery enables "hit and run" profile
- **ERAS-601**: **good exposure above IC50** for sustained target coverage

Future Directions:

- Erasca identified a meaningful and targetable population—**specifically BRAF Class II and III**—that could benefit from MAPKlamp (ERAS-007 + ERAS-601)
- This patient population currently has no approved targeted therapy

Note: PK = pharmacokinetics; u/cPR = unconfirmed/confirmed partial response; PDAC = pancreatic ductal adenocarcinoma; BID-QW = two doses on one day each week

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Segmentation framework to identify more responsive subsets within the Blue Ocean for prioritized combination development

"Blue Ocean indications" of solid tumors with RAS/MAPK alterations and no approved targeted therapies

Less sensitive to monotherapy inhibition due to more RAS/MAPK reactivation and bypass pathway activation

Evaluation of combinations addressing these mechanisms is ongoing in HERKULES-3 (and combination addressing triple wildtype CRC is ongoing in FLAGSHP-1)


CRC
Non-CRC

Phase 1/1b monotherapy responses used to inform prioritized combination development

Targetable, more responsive subset of patients prioritized for combination development

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Methodology for retrospective pooled efficacy analysis for ERAS-007 and ERAS-601 in solid tumors with RAS/MAPK pathway alterations*

Retrospective Pooled Analysis	All trials assessing ERAS-007 or ERAS-601 as monotherapies: ASN007-101, HERKULES-1, FLAGSHP-1
Dosing Regimens	Biologically relevant regimens above the efficacious dose and at or below the maximum tolerated dose (MTD) for ERAS-007 and at or below the maximum administered dose (MAD) for ERAS-601 ERAS-007: weekly dose intensity between 120mg and 250mg, ERAS-601: daily dose intensity of 40mg
RAS/MAPK Alterations in Solid Tumors	CRC: Less sensitive to monotherapy inhibition due to more RAS/MAPK reactivation and bypass pathway activation Non-CRC: Less RAS/MAPK reactivation and no targeted therapies with full approval
Efficacy Evaluable Patients	Evaluable tumor assessment at baseline and at least one post dose tumor assessment Evaluated as per RECIST v1.1 by investigator

* The clinical data presented in the following slides are based on a retrospective analysis of pooled data across multiple clinical trials with different designs, inclusion criteria, and dosing regimens. Results across such clinical trials cannot be directly compared.

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Best overall response with ERAS-007 or ERAS-601 in 15 RAS/MAPK-altered Blue Ocean Indications across lines of therapy



ERAS-007 100 mg BID-QW
ERAS-007 120 mg QW
ERAS-007 125 mg BID-QW
ERAS-007 180 mg QW
ERAS-007 250 mg QW
ERAS-601 20 mg BID
Maximum Change in Sum of Target Lesion Diameters from Baseline (%)
Efficacy-Evaluable Patients
100
80
60
40
20
0
-20
-40
-60
-80
-100
PD
PD
PD
PD
PD
PD
SD
PD
PD
SD
SD
PD
SD
SD
SD
SD
SD
SD
NE
PR *
PR *
PR *
PR
PR
PR *

23% (6 out of 26) of patients responded (confirmed and unconfirmed PR) to single agent ERAS-007 or ERAS-601

* Unconfirmed partial responses indicated with an asterisk.

NOTE: Blue Ocean Indications defined as populations of unmet need with relevant tumor types and RAS/MAPK alterations where no targeted therapies are approved; Biologically relevant dose defined as weekly monotherapy dose intensity between 120mg and 250mg for ERAS-007 and daily monotherapy dose intensity of 40mg (40mg QD or 20mg BID) for ERAS-601; data extraction date: 6NOV2020 for ASN007-101, 11JUL2022 for ERAS-601-01, 16May2022 for ERAS-007-01. One patient without measurable disease at baseline and at least one post baseline target lesion measurement was excluded from the waterfall plot

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Duration of treatment observed with ERAS-007 or ERAS-601 in 15 RAS/MAPK-altered Blue Ocean Indications across lines of therapy



Efficacy-Evaluable Patients
Thyroid, BRAF V600E
Ovarian, KRAS G12C
Saliv. Gland, HRAS Q61
Endometrial, BRAF D594G
Pancreatic, KRAS G12V
Melanoma, BRAF rearr.
Ampullary, KRAS G12V
NSCLC, BRAF K601E
Pleom. Parotid, HRAS G13R, BRAF V600L
Pancreatic, KRAS G12V
Pancreatic, KRAS G12D
Melanoma, NRAS Q61
Squamous cell, BRAF rearr.
Medull. Thyroid, HRAS Q61
Thyroid, NRAS Q61
Melanoma, NRAS Q61
Esophageal, NF1 LOF
Pancreatic, KRAS G12D
Cervical, KRAS G13D
Pancreatic, KRAS G12D
Ovarian, KRAS G12A
Small bowel, BRAF K601E
Lung, BRAF fusion
Pancreatic, KRAS G12D
Melanoma, BRAF N581F
Prostate, BRAF K601E
PR
SD
PR
PR
PR
PR
SD
PR
SD
SD
NE
SD
SD
SD
SD
SD
PD
PD
PD
PD
PD
PD
PD
PD
PD
SD
0
10
20
30
40
50
60
70
Time on Treatment (Weeks)
ERAS-007 100 mg BID-QW
ERAS-007 120 mg QW
ERAS-007 125 mg BID-QW
ERAS-007 180 mg QW
ERAS-007 250 mg QW
ERAS-601 20 mg BID
First Response
PD
Death
Treatment Discontinuation
Treatment Ongoing

NOTE: Blue Ocean Indications defined as populations of unmet need with relevant tumor types and RAS/MAPK alterations where no targeted therapies are approved; Biologically relevant dose defined as weekly monotherapy dose intensity between 120mg and 250mg for ERAS-007 and daily monotherapy dose intensity of 40mg (40mg QD or 20mg BID) for ERAS-601; data extraction date: 6NOV2020 for ASN007-101, 11JUL2022 for ERAS-601-01, 16May2022 for ERAS-007-01.

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HERKULES-1 Case Study: Single agent ERAS-007 response 70-year-old female (Patient 0033) with KRAS G12V metastatic pancreatic cancer Diagnosis Stage II pancreatic cancer, metastatic disease, KRAS G12V, initially diagnosed in January 2018 Sites of Metastases Lung, lymph nodes Surgery, adjuvant radiation, gemcitabine/ capecitabine (#1); 5FU/oxaliplatin/irinotecan (#2); gemcitabine/abraxane Prior Therapy (#3); 5FU/liposomal irinotecan (#4); alomfilimab (ICOS-targeted antibody)/atezolizumab (#5); MVT-5873 (anti-CA 19-9 antibody) (#6) Dosing ERAS-007 125 mg BID-QW Baseline 31% reduction in tumor size 16 Weeks Patient progressed with new lesion at subsequent assessment Per RECIST 1.1: ≥30% = objective response 69

Targetable, more responsive subset of patients with RAS/MAPK alterations “Blue Ocean indications” of solid tumors with RAS/MAPK alterations and no approved targeted therapies CRC Non-CRC BRAFm • N = 9 (subset of the N = 26) • Higher rate of single agent responses to either agent was observed 70

Best Overall Response Observed with ERAS-007 or ERAS-601 in BRAF-driven Blue Ocean Indications across lines of therapy



ERAS-007 120 mg QW
ERAS-007 180 mg QW
ERAS-007 250 mg QW
ERAS-601 20 mg BID
Maximum Change in Sum of Target Lesion Diameters from Baseline (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
PD
PD
SD
PD
SD
PR *
PR *
PR
PR *
Efficacy-Evaluable Patients

44% (4 out of 9) of patients responded (confirmed and unconfirmed PR) to single agent ERAS-007 or ERAS-601

* Unconfirmed partial responses indicated with an asterisk

NOTE: Blue Ocean Indications defined as populations of unmet need with relevant tumor types and RAS/MAPK alterations where no targeted therapies are approved; Biologically relevant dose defined as weekly monotherapy dose intensity between 120mg and 250mg for ERAS-007 and daily monotherapy dose intensity of 40mg (40mg QD or 20mg BID) for ERAS-601; data extraction date: 6NOV2020 for ASN007-101, 11JUL2022 for ERAS-601-01, 16May2022 for ERAS-007-01.

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Duration of Treatment Observed with ERAS-007 or ERAS-601 in BRAF-driven Blue Ocean Indications



Thyroid, BRAF V600E (Class 1)
Endometrial, BRAF D594G (Class 3)
Melanoma, BRAF rearr. (Class 2)
NSCLC, BRAF K601E (Class 2)
Squamous cell, BRAF rearr. (Class 2)
Small bowel, BRAF K601E (Class 2)
Lung, BRAF fusion (Class 2)
Melanoma, BRAF N581F (Class 3)
Prostate, BRAF K601E (Class 2)
Efficacy-Evaluable Patients
PR
PR
PR
PR
SD
PD
PD
PD
SD
ERAS-007 120 mg QW
ERAS-007 180 mg QW
ERAS-007 250 mg QW
ERAS-601 20 mg BID
First Response
PD
Death
Treatment Discontinuation
0
10
20
30
40
50
60
70
Time on Treatment (Weeks)

NOTE: Blue Ocean Indications defined as populations of unmet need with relevant tumor types and RAS/MAPK alterations where no targeted therapies are approved; Biologically relevant dose defined as weekly monotherapy dose intensity between 120mg and 250mg for ERAS-007 and daily monotherapy dose intensity of 40mg (40mg QD or 20mg BID) for ERAS-601; data extraction date: 6NOV2020 for ASN007-101, 11JUL2022 for ERAS-601-01, 16May2022 for ERAS-007-01.

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FLAGSHP-1 Case Study: Single agent ERAS-601 response 63-year-old female (Patient 0009) with BRAF Class 3 metastatic endometrial cancer Diagnosis Stage III/IV endometrial cancer, metastatic disease, BRAF Class 3, initially diagnosed in September 2018 Sites of Metastases Lung, lymph nodes Prior Therapy Surgery, chemotherapy, pembrolizumab Dosing ERAS-601 20 mg BID 24 Weeks Baseline 32 Weeks 32% decrease 50% decrease Tumor assessment (5) (Jan 4, 2022): patient had radiologic progressive disease (PD) due to a new lesion Per RECIST 1.1: ≥30% = objective response Peri-Esophageal lesion, shrinkage in non-target lesions also noted (not shown) 73

Breakdown of tumor types and molecular drivers by trial Number of patients in ERAS-007 and ERAS-601 trials CRC Non-CRC, Non-BRAF-driven 1 ASN007-101 trial : Non-CRC, BRAF-driven 34 ‒ ~93% of patients had non-CRC tumors 1 ‒ Of these, ~62% were 5 BRAF-driven 8 ASN007-101 14 1 HERKULES-1 trial : 0 ‒ ~63% of patients had 6 non-CRC tumors ‒ Of these, none were 10 2 solely BRAF-driven HERKULES-1 16 1 FLAGSHP-1 trial : 1 1 ‒ 75% of patients had non- CRC t umors FLAGSHP-1 4 ‒ Of these, ~33% were 2 Patients with BRAF-driven RAS/MAPK Alterations 1 ASN007-101 trial was sponsored by Asana BioSciences; HERKULES-1 and FLAGSHP-1 trials are sponsored by Erasca 2 One patient had HRAS G13R and BRAF V600L, so BRAF was not the sole oncogene driver 74

TRAEs of ERAS-601 and ERAS-007 have been largely non-overlapping

ERAS-601 and ERAS-007 by common SHP2i TRAEs

Treatment-related AEs in Preferred Terms	ERAS-601 20 and 40 mg BID (N=13) All Grade	ERAS-601 20 and 40 mg BID (N=13) Gr ≥ 3	ERAS-007 50-125mg BID-QW (N=23) All Grade	ERAS-007 50-125mg BID-QW (N=23) Gr ≥ 3
HEMATOLOGIC				
Thrombocytopenia*	3 (23.1%)	2 (15.4%)	0	0
Anemia	3 (23.1%)	1 (7.7%)	1 (4.3%)	1 (4.3%)
CARDIOVASCULAR				
Hypertension	3 (23.1%)	1 (7.7%)	0	0
Hypertensive encephalopathy	1 (7.7%)	1 (7.7%)	0	0
HEPATIC				
AST increase	2 (15.4%)	1 (7.7%)	0	0
ALT increase	2 (15.4%)	0	0	0
Blood bilirubin increased	0	0	1 (4.3%)	1 (4.3%)
GENERAL				
Peripheral edema	4 (30.8%)	0	1 (4.3%)	0

Gr 4 AEs:
ERAS-601: anemia, hypertensive encephalopathy
ERAS-007: none

- Data cut off for FLAGSHP-1: 11JUL2022 & for HERKULES-1: 23May2022
- In this table is reported the number of patients who experienced the reported AE at the highest grade.
- TRAEs included in this table met at least one of the following criteria: (1) experienced by ≥ 2 patients in either the 20 and 40 mg BID treatment group for ERAS-601 **OR** the 50-125 mg BID-QW column for ERAS-007; (2) experienced by at least 1 patient and Grade ≥3.
- *includes platelets count decrease

ERAS-601 and ERAS-007 by common ERKi TRAEs

Treatment-related AEs in Preferred Terms	ERAS-601 20 and 40 mg BID (N=13) All Grade	ERAS-601 20 and 40 mg BID (N=13) Gr ≥ 3	ERAS-007 50-125mg BID-QW (N=23) All Grade	ERAS-007 50-125mg BID-QW (N=23) Gr ≥ 3
SKIN				
Maculopapular rash	0	0	2 (8.7%)	0
Dermatitis acneiform	2 (15.4%)	0	8 (34.8%)	0
EYE DISORDERS				
Blurred vision	2 (15.4%)	0	5 (21.7%)	1 (4.3%)
Retinopathy	0	0	6 (26.1%)	0
Retinal Detachment	0	0	1 (4.3%)	1 (4.3%)
Vision Impairment	0	0	1 (4.3%)	1 (4.3%)
GASTROINTESTINAL				
Nausea	0	0	12 (52.2%)	0
Vomiting	0	0	7 (30.4%)	0
Diarrhea	5 (38.5%)	1 (7.7%)	5 (21.7%)	0
Constipation	0	0	2 (8.7%)	0
Dyspepsia			2 (8.7%)	0
GENERAL				
Fatigue	1 (7.7%)	0	9 (39.1%)	2 (8.7%)
Dehydration	0	0	4 (17.4%)	0
Dizziness	0	0	2 (8.7%)	0

Potential overlapping tox; can be managed proactively

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Likely recommended dose of ERAS-007 for combinations was well tolerated

Treatment-related Adverse Events Occurring in ≥ 20% and ≥ 2 Patients at Any Dose

(arranged by descending frequency in the 250mg QW any grade column)

System Organ Class/ Preferred Term	50 mg BID-QW (n=4)		100 mg BID-QW (n=11)		125 mg BID-QW (n=8)		250 mg QW (n=29)	
	Any Grade	Grade ≥ 3	Any Grade	Grade ≥ 3	Any Grade	Grade ≥ 3	Any Grade	Grade ≥ 3
At least one TRAE	4 (100.0%)	1 (25.0%)	9 (81.8%)	2 (18.2%)	8 (100.0%)	3 (37.5%)	27 (93.1%)	10 (34.5%)
Eye Disorders*	1 (25.0%)	0	6 (54.5%)	1 (9.1%)	5 (62.5%)	2 (25.0%)	16 (55.2%)	5 (17.2%)
Diarrhea	0	0	2 (18.2%)	0	3 (37.5%)	0	16 (55.2%)	1 (3.4%)
Nausea	2 (50.0%)	0	5 (45.5%)	0	5 (62.5%)	0	14 (48.3%)	0
Vomiting	1 (25.0%)	0	3 (27.3%)	0	3 (37.5%)	0	9 (31.0%)	2 (6.9%)
Dermatitis acneiform	1 (25.0%)	0	4 (36.4%)	0	3 (37.5%)	0	6 (20.7%)	0
Rash maculopapular	0	0	1 (9.1%)	0	1 (12.5%)	0	6 (20.7%)	1 (3.4%)
Dehydration	2 (50.0%)	0	1 (9.1%)	0	1 (12.5%)	0	4 (13.8%)	0
Fatigue	1 (25.0%)	1 (25.0%)	4 (36.4%)	0	4 (50.0%)	1 (12.5%)	5 (17.2%)	1 (3.4%)

Likely recommended dose between 50 – 100mg BID-QW for combinations was well tolerated

*includes uniocular blindness (one patient in 250mg QW cohort), chorioretinopathy, papilloedema, retinal detachment, retinal oedema, retinopathy, serous retinal detachment, subretinal fluid, vision blurred, visual impairment, and vitreous floaters. Data extraction for ASN-007-101 was on 6 Nov. 2020; data cutoff for HERKULES-1 was 23 May 2022

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ERAS-007 and ERAS-601 use different target coverage strategies that seek to achieve optimal efficacy and safety

ERAS-007 Mean Cycle 1 PK Profile



1e+03
1e+02
1e+01
1e+00
1e-01
Concentration (ng/mL)
0
8
24
48
168
Time (hr)
IC90*
IC50*
Dose
50 mg BID-QW
100 mg BID-QW
125 mg BID-QW

ERAS-601 Mean Steady State PK Profile



100
10
1
ERAS-601 Mean Plasma Conc (ng/mL)
0
4
8
12
Time (hour)
IC50*
Dose
20 mg BID
40 mg BID

ERAS-007: 50-125mg BID-QW dosing provided high target coverage ($C>IC_{90}$) for maximum activity, followed by lower PK coverage ($C<IC_{50}$) for MAPK pathway recovery to alleviate target driven toxicity

ERAS-601: 40mg BID dosing provided sustained target coverage ($C>IC_{50}$) throughout the dosing interval

*HCT 116 anti-proliferation assay for ERAS-007; pERK in NCI-358 for ERAS-601

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Dr. Kevan Shokat at UCSF turned KRAS from undruggable to druggable


Other RTKS
EGFR/ FLT3
RAS-GDP
GRB2
GDP
GTP
GAP
SOS1
SHP2
NF1
RAS-GTP
Autophagy
MAPK pathway
PI3K pathway
RAF
PI3K
P
MEK
AKT
P
ERK
mTOR
ULK
MYC

- Shokat identified a G12C-specific inhibitor that locks KRAS in inactive state, spurring multiple companies to develop KRAS G12C inhibitors
- High unmet need remains for patients with NSCLC (**CNS metastases occur in up to 40% of patients**)
- Focus of our discovery efforts has been on developing KRAS G12C inhibitors with **high CNS penetration**

Source: Ostrem J., et al. K-Ras(G12C) inhibitors allosterically control GTP affinity and effector interactions. Nature, 2013. PMID: 24256730

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We have discovered promising CNS-penetrant KRAS G12Ci pre-candidates Reference 1 Parameter 3490 3691 3599 3537 3788 2 compounds Mouse AUC /D po (hr*kg*ng/mL/mg) 693 597 1,333 535 326 102 - 637 Rat brain / plasma (%) total total 52% 13% 66% 68% 11% 1 - 6% Rat brain concentration (ng / g) 156 32 176 290 91 6 - 36 3 P-gp substrate ratio 4 1.5 4.1 2.7 8.3 4.0 30.9 Human LM metabolic stability (CL normalized to hepatic blood flow) 0.7 0.5 0.6 0.4 0.5 0.7 - 0.8 Mouse LM metabolic stability (CL normalized to hepatic blood flow) 0.8 0.6 0.7 0.7 0.4 0.4 - 0.9 In vitro potency (4 hr pERK IC50, nM / RAS Initiative KRAS G12C 3D 5-day viability IC50, nM) 13 / 4 58 / 9 37 / 15 21 / 9 12 / 2 17 - 31 / 1 - 4 1 ERAS-3490 has been selected as the KRAS G12C inhibitor development candidate 2 The reference compounds are sotorasib and adagrasib 3 P-gp substrate ratios were characterized in a P-gp expressing MDCK cell line. Per compound, a P-gp substrate ratio was calculated by dividing its efflux ratio in absence of a P-gp inhibitor by its efflux ratio in presence of a P-gp inhibitor. Compounds with lower P-gp substrate ratios are less likely to be P-gp substrates 4 The P-gp substrate ratio was characterized for a single reference compound. 79

Beyond G12C: Targeting KRAS G12D and other RAS-GTP mutations EGFR/ FLT3 Other RAS-GDP State RTKS RAS-GDP 2 GEF GRB2 GDP GAP P GTP 1 SOS1 NF1 SHP2 RAS-GTP Autophagy 2 RAS-GTP MAPK PI3K pathway pathway • Targeting KRAS G12D and other RAS-GTP mutations is more challenging, as they are more commonly found in the active GTP state RAF PI3K RAS-GTP State • ERAS-4 KRAS G12D program leverages expertise from ERAS-3490 and ERAS-2/3 discovery; P P molecules in lead op have demonstrated low nM IC50 potency in RAS-RAF binding assay MEK AKT • ERAS-2/3 RAS-GTP inhibitor program based on Kevan Shokat’s identification of a new binding P site called S-IIG that is pres ERK ent in both mTO RA RS-GTP and ULK RAS-GDP states ⎼ Discovery opens possibility to selectively target other RAS mutations in active state ⎼ Erasca has exclusive WW license from UCSF related to work performed by Shokat MYC in this field Source: Gentile DR, et al., Cell Chem Biol. 2017 Dec 21;24(12):1455-1466.e14 80

Our EGFR franchise programs are highly differentiated

ERAS-801:

CNS-penetrant EGFRvIII/wt inhibitor


Brain Concentrations (10mg/kg, PO)
Erlotinib Brain AUC0-7h: 4,318 nM*hr
ERAS-801 Brain AUC0-7h: 21,680 nM*hr
EGFRi (nM)
10000
5000
0
0 1 2 3 4 5 6 7
Time (hr)

- High BBB penetration and good oral bioavailability
- Oral inhibitor with high CNS exposure (3.7:1 brain:plasma)
- $K_{p,uu}$[1] over 4x higher than approved EGFRi's
- Potently/selectively inhibited EGFR alterations (e.g., vIII, amps., polysomy)
- High unmet monotherapy opportunity in recurrent GBM

ERAS-12:

EGFR D2/D3 bispecific for CRC and other tumors


A
a-EGFR (ER-2a)
D2
EGFR
B
a-EGFR (ER-3a)
D3
EGFR

- Next generation EGFR bispecific antibody discovered by Drs. Dev Sidhu, Sekar Seshagiri & Jagath Reddy Junutula; former Genentech
- Approved EGFR mAbs target D3, not D2
- EGFR D2 targeting antibodies expected to be more effective when EGF is overexpressed (like pertuzumab blocking receptor dimerization in HER2)

1 $K_{p,uu}$ is a measure of the ratio of unbound brain concentration to unbound plasma concentration

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